Other Exhibits

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that Adam Grosser, a Trustee of The Alka Funds Trust (the “Trust”) whose name and signature appears below, hereby constitutes and appoints Richard Malinowski and Heather Nichols Duong to act severally as attorney-in-fact and agent, with power of substitution, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14, or any other applicable registration form under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all amendments thereto, filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Trust of which he is now or is on the date of such filing a Trustee of the Trust; (ii) any application, notice or other filings with the SEC; and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Acts, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Adam Grosser

Dated: December 17, 2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that Dominik Pasalic, a Trustee of The Alka Funds Trust (the “Trust”) whose name and signature appears below, hereby constitutes and appoints Richard Malinowski and Heather Nichols Duong to act severally as attorney-in-fact and agent, with power of substitution, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14, or any other applicable registration form under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all amendments thereto, filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Trust of which he is now or is on the date of such filing a Trustee of the Trust; (ii) any application, notice or other filings with the SEC; and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Acts, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Dominik Pasalic

Dated: December 18, 2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that Sunny Vanderbeck, a Trustee of The Alka Funds Trust (the “Trust”) whose name and signature appears below, hereby constitutes and appoints Richard Malinowski and Heather Nichols Duong to act severally as attorney-in-fact and agent, with power of substitution, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14, or any other applicable registration form under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all amendments thereto, filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Trust of which he is now or is on the date of such filing a Trustee of the Trust; (ii) any application, notice or other filings with the SEC; and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Acts, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Sunny Vanderbeck Trustee

Dated: December 18, 2025